INCOME
OPPORTUNITIES
FUND 2000, INC.







FUND LOGO






Annual Report

December 31, 1995



This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 2000, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.

Income Opportunities
Fund 2000, Inc.
Box 9011
Princeton, NJ
08543-9011






INCOME OPPORTUNITIES FUND 2000, INC.



The Benefits and
Risks of
Leveraging


Income Opportunities Fund 2000, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.





Officers and
Directors

Arthur Zeikel, President and Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, New York 10286

NYSE Symbol
IFT





DEAR SHAREHOLDER

For the year ended December 31, 1995, Income Opportunities Fund 2000, Inc. earned $0.550 per share income dividends, which included earned and unpaid dividends of $0.046. This represents a net annualized yield of 5.60%, based on a month-end net asset value of $9.83 per share. Over the same period, the Fund's total investment return was +23.42%, based on an increase in per share net asset value from $8.51 to $9.83, and assuming reinvestment of $0.550 per share income dividends.

Economic Environment
Economic data released during December 1995 indicated a slowing economy. Gross domestic product (GDP) growth was forecast at 2.6% for the year, and even slower in 1996. Retail sales for the holiday period appeared weak, signaling a possible retrenchment by the consumer. Consumer activity represents two thirds of the GDP, and consumers are currently saddled with record levels of debt.

Leading economic indicators (LEI) were negative for seven of the last nine months. During the one-year period ended December 31, 1995, LEI were negative for four consecutive months. In the June 30, 1995 shareholders' letter, we reported that negative LEI for three consecutive months has been a predictor of all nine recessions since World War II, but has also occurred three times when a recession did not follow.

The National Association of Purchasing Managers (NAPM) Index surveys purchasing managers for information relating to the manufacturing sector. A rating below 50 indicates a contraction in the manufacturing sector. The NAPM Index has been below 50 for seven of the last eight months. In addition, housing starts continued to decline since August 1995, even though the decline in interest rates has meant very attractive mortgage financing. This, in turn, does not bode well for durable good expenditures which turned negative in October 1995.

The good news is that inflation remains well under control with the Consumer Price Index (CPI) at 2.6% and slowing. In addition, the CPI annualized rate was only 1.8% for the past six months. We expect the Federal Reserve Board to look at the combination of slow growth and low inflation, and it is likely to further reduce short-term interest rates in its orchestration of a soft landing for the economy.

Federal Reserve Board Chairman
Alan Greenspan appears intent on controlling inflation. Therefore, with low inflation, real interest rates are high, especially at the short end of the yield curve. Long-term interest rates are at appropriate levels given the rate of inflation, but near term there is uncertainty regarding the budget negotiations between Congress and President Clinton, which may cause fluctuations within a trading range.

Although 1996 may be a more temperate year for returns on fixed-income investments, the expected steepening of the yield curve will provide many opportunities. Also, there will be a greater focus on yield and coupon flow, as these components will play a more important role in investment returns.

Investment Activities
1995 was a strong bull market for fixed-income securities. Yield declines on the five-year Treasury note and 30-year Treasury bond were 245 basis points (2.45%) and 193 basis points, respectively, with year-end yields at 5.37% and 5.95%. This strong bull market was evidenced by the Fund's total investment return of +23.42%. This helps offset the impact of 1994--the worst bond market on record-- when the Fund's total investment return was -8.11%.

But 1995's rally still did not bring us back to the low interest rates seen in late 1993. This is especially true for the short end of the yield curve where the three-month Treasury bill only declined 61 basis points in 1995. While the ten-year Treasury note yield is only 40 basis points above its 1993 low, the one-year Treasury bill yield is 198 basis points over its 1993 low. This exemplifies the flattening of the yield curve.

Although the general decline in interest rates during 1995 led to an increase in the Fund's net asset value from $8.51 to $9.83, the relatively high level of short-term interest rates kept borrowing costs high, which subsequently hampered the portfolio yield and dividend payout.

In 1996, we expect short-term interest rates to decline. This would be beneficial to the Fund both in terms of yield and price appreciation. The Fund's yield would benefit from a reduction in borrowing costs. In addition, an interest rate decline would generate higher coupons on the positions of inverse floating rate securities backed by balloon mortgages. Finally, the interest rate swap agreement--for which we pay a floating rate and collect a fixed rate--would reset in the Fund's favor. However, the Fund's adjustable rate assets would go down in coupon. In such a scenario, likely price appreciation would come from the increased value of the front loaded cash flows of mortgage-backed securities and from "rolling down" the yield curve.

Our primary focus continues to be the return of $10.00 per share at the Fund's termination date. Therefore, we continue to structure the portfolio to limit cash flows beyond the Fund's maturity, which helps us avoid sales at the then-prevailing market rates. Municipal securities continued to provide tax-exempt income which is retained to increase the net asset value. Also, we are in the process of completing the Fund's second share repurchase program. These repurchases, made when the stock price is 10% or more below the net asset value, both supports the market price of the Fund's shares and increases their net asset value as the discount on the shares repurchased accrues to the Fund.

As of December 31, 1995, 1.1% of the Fund's net assets were invested in interest only securities and 9.7% was in inverse floating rate
(IF) securities. The IFs are all based on seven-year balloon mortgages and were purchased at a large discount which assures a minimum return even if the coupon declines to zero and mortgage prepayments stop completely.

In Conclusion
We thank you for your continued investment in Income Opportunities Fund 2000, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager




January 31, 1996






Proxy Results
During the six-month period ended December 31, 1995, Income Opportunities Fund 2000, Inc. shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on October 13, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                   Shares Voted      Shares Voted
                                                                                       For        Without Authority
1. To elect the Fund's Board of Directors:               Joe Grills                11,801,855          352,747
                                                         Walter Mintz              11,798,325          356,277
                                                         Melvin R. Seiden          11,801,855          352,747
                                                         Stephen B. Swensrud       11,801,855          352,747
                                                         Harry Woolf               11,785,157          369,445
                                                         Arthur Zeikel             11,799,055          355,547

                                                                                 Shares Voted  Shares Voted  Shares Voted
                                                                                     For         Against       Abstain
2. To ratify the selection of Ernst & Young LLP as the independent auditors
   of the Fund to serve for the current fiscal year.                               11,719,860     180,474     254,268



SCHEDULE OF INVESTMENTS
                       S&P   Moody's     Face                                                              Value    Percent of
                      Rating  Rating    Amount                     Issue                       Cost      (Note 1a)  Net Assets
Adjustable Rate*     AA       Aaa   $ 10,000,000  Prudential Home Mortgage Securities
Mortgage-Backed                                   Company, Inc., REMIC (7) 93-25-A1,
Obligations**--                                   8.40% due 7/25/2023                    $ 10,271,568   $ 10,300,000     8.6%
Constant Maturity
Treasury Indexed
Obligations


Adjustable Rate*     A++      A-++++   2,130,339  Resolution Trust Corp., REMIC (7)
Mortgage-Backed                                   91-M4-B, 7.875% due 2/25/2020             2,161,598      2,098,383     1.8
Obligations**--                                   Ryland Trust, REMIC (7):
London Interbank     AA++     Aa2      7,000,000    92-9-B, 7.193% due 7/25/2022            7,066,565      7,043,750     5.9
Offered Rate         AA++     Aa2      7,000,000    92-10-B, 7.402% due 8/25/2022           7,069,840      7,043,750     5.9
Indexed Obligations                               Sears Mortgage Securities Corp.,
                                                  REMIC (7):
                     AAA      Aaa      4,061,428    91-M-A2, 7.062% due 11/25/2021          4,102,477      3,990,353     3.3
                     AAA      Aaa      2,915,587    92-18-A2, 7.583% due 9/25/2022          2,979,111      2,944,743     2.5
                     AAA      Aa2      3,675,582    92-2-A1, 8.086% due 12/25/2024          3,778,826      3,682,473     3.1
                                                                                         ------------   ------------   ------
                                                                                           27,158,417     26,803,452    22.5

                                                  Total Investments in Adjustable Rate
                                                  Mortgage-Backed Obligations              37,429,985     37,103,452    31.1

Fixed Rate           AAA      AAA++      464,472  Capstead Securities Corporation IV,
Mortgage-Backed                                   CMO (8) 92-12-B, 8.325% due
Obligations**                                     11/25/2005 (a)                              478,234        466,794     0.4
                     AAA      AAA++    5,000,000  Debartolo Corp., A2, 7.48% due
                                                  5/01/2001++++++                           4,945,312      5,287,500     4.4
                                                  Federal Home Loan Mortgage
                                                  Association, REMIC (7)(1):
                     NR+++    NR+++    5,000,000    1224-F, 6.80% due 8/15/2005 (b)         5,021,820      5,050,000     4.2
                     NR+++    NR+++    6,686,000    1589-D, 6.25% due 10/15/2021 (d)        6,691,883      6,635,855     5.6
                                                  Federal National Mortgage
                                                  Association, Pool (1):
                     NR+++    NR+++   12,000,000    #160160, 7.778% due 6/30/2001          12,074,800     12,963,750    10.9
                     NR+++    NR+++    3,847,813    #073046, 7.60% due 10/01/2001           3,809,335      4,032,989     3.4
                     NR+++    NR+++    5,529,462    #73059, 8.375% due 12/01/2001           5,529,462      5,857,774     4.9
                                                  Federal National Mortgage
                                                  Association, REMIC (7)(1):
                     NR+++    NR+++    3,891,415    94-M2-A, 6.625% due 2/25/2001           3,679,819      3,886,551     3.3
                     NR+++    NR+++   12,693,079    G-92-39-Z, 7% due 10/25/2016 (d)       11,404,584     12,673,151    10.6
                     NR+++    NR+++    5,000,000    92-122-PG, 7.50% due 9/25/2017 (b)      5,060,790      5,065,625     4.3
                                                  Kidder Peabody Acceptance Corp.,
                                                  REMIC (7):
                     NR+++    AAA++    5,000,000    93-M2-A, 6.05% due 8/01/2003++++++      4,650,000      4,953,125     4.2
                     AA++     Aa2      3,655,775    93-M1-A2, 7.15% due 4/25/2025 (d)       3,639,961      3,692,333     3.1
                                                  Resolution Trust Corporation,
                                                  REMIC (7):
                     AAA++    Aa2      1,664,681    92-C5-A1C, 7.85% due 5/25/2022 (b)      1,660,770      1,670,403     1.4
                     AA+++++  A2       3,231,727    92-C7-B, 7.15% due 6/25/2023 (b)        3,265,084      3,257,985     2.7
                     AA++++   Aa2      2,632,852    92-C7-A1C, 7.90% due 6/25/2023 (a)      2,598,210      2,652,599     2.2
                     AA+++    Aa2      9,000,000  Salomon Brothers Mortgage Securities
                                                  VII, Inc., REMIC (7) 93-C1-A2, 6.90%
                                                  due 1/18/2023 (c)                         9,035,075      9,022,500     7.6
                     AA++     Aa2      5,000,000  Town & Country Funding Corporation,
                                                  CMO (8), 5.85% due 8/15/1998              4,988,200      4,946,094     4.1
                     AAA      AAA     11,025,000  Vornado Finance Corp., CMO (8), 6.36%
                                                  due 12/01/2000++++++                      9,980,621     11,128,359     9.3

                                                  Total Investments in Fixed Rate
                                                  Mortgage-Backed Obligations              98,513,960    103,243,387    86.6


Derivative           AAA      AAA     75,573,461  Fund America Investors Corporation
Mortgage-Backed                                   II, CMO (8) 93-E-SIO, 0.50% due
Obligations**--                                   9/25/2023                                 1,028,989        448,717     0.4
Interest Only (2)    AAA++++  AAA     36,207,071  Mortgage Capital Fund Inc., REMIC (7)
                                                  94-MC1-I1, 1.028% due 6/25/2019             820,188        837,289     0.7
                                                                                         ------------   ------------   ------
                                                                                            1,849,177      1,286,006     1.1

Derivative                                        Federal Home Loan Mortgage
Mortgage-Backed                                   Corporation, REMIC (7):
Obligations**--      NR+++    NR+++       86,094    1330-I, 8.47% due 9/15/1999                81,359         85,932     0.1
Inverse              NR+++    NR+++    3,746,358    1743-S, 5.10% due 8/15/2001 (1)         3,145,770      3,521,577     2.9
Floaters (3)         NR+++    NR+++    9,150,000  Federal National Mortgage
                                                  Association, REMIC (7) 93-227-S,
                                                  3.423% due 12/25/2000 (1)                 6,567,281      8,052,000     6.7
                                                                                         ------------   ------------   ------
                                                                                            9,794,410     11,659,509     9.7

                                                  Total Investments in Derivative
                                                  Mortgage-Backed Obligations              11,643,587     12,945,515    10.8

                                                  Total Investments in Mortgage-
                                                  Backed Obligations                      147,587,532    153,292,354   128.5


Municipal Bonds      AAA      Aaa      1,000,000  El Paso, Texas, Independent
                                                  School District, Refunding
                                                  Revenue Bonds, 5.70% (4)
                                                  due 7/01/2000                               775,945        820,740     0.7
                                                  Maricopa County, Arizona,
                                                  School District No. 28, Refunding
                                                  Bonds, Second Series (6):
                     AAA      Aaa      1,500,000    5.75% (4) due 1/01/2001                 1,129,792      1,206,840     1.0
                     AAA      Aaa      2,375,000    5.75% (4) due 7/01/2001                 1,738,835      1,857,107     1.6
                                                  Metropolitan Pier and Exposition
                                                  Authority, Illinois, Dedicated
                                                  State Tax Revenue Bonds (5):
                     AAA      Aaa      2,750,000    5.70% (4) due 12/15/1999                2,200,297      2,319,460     1.9
                     AAA      Aaa      3,700,000    5.95% (4) due 6/15/2000                 2,849,467      3,041,992     2.6
                     AAA      Aaa      7,455,000    5.95% (4) due 12/15/2000                5,575,414      5,981,594     5.0

                                                  Total Investments in
                                                  Municipal Bonds                          14,269,750     15,227,733    12.8


US Government                                     US Treasury Notes (1):
Obligations          NR+++    NR+++  $ 5,000,000    5.25% due 12/31/1997                    4,993,750      5,008,600     4.2
                     NR+++    NR+++    3,000,000    5.875% due 8/15/1998                    3,018,752      3,047,340     2.6
                     NR+++    NR+++    2,000,000    5.875% due 6/30/2000                    2,010,306      2,040,620     1.7

                                                  Total Investments in US
                                                  Government Obligations                   10,022,808     10,096,560     8.5

SCHEDULE OF INVESTMENTS (concluded)
                                         Face                                                              Value    Percent of
                                        Amount                     Issue                       Cost      (Note 1a)  Net Assets
Short-Term                                10,000  US Treasury Bills, 5.22% due
Securities                                        7/25/1996***(9)                       $      9,715   $      9,711     0.0%

                                                  Total Investments in Short-Term
                                                  Securities                                    9,715          9,711     0.0


                                                  Total Investments                      $171,889,805    178,626,358   149.8
                                                                                         ============
                                                  Interest Rate Swaps                                        (57,000)   (0.1)

                                                  Variation Margin on Financial
                                                  Futures Contracts****                                       (4,331)   (0.0)

                                                  Liabilities in Excess of Other Assets                  (59,236,532)  (49.7)
                                                                                                        ------------   ------
                                                  Net Assets                                            $119,328,495   100.0%
                                                                                                        ============   ======


                      Average life estimates are made using realistic prepayment assumptions. Corresponding average life estimates for bonds are as follows:
                       (a)0-1 years.
                       (b)1-2 years.
                       (c)2-4 years.
                       (d)4-6 years.
                     *Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
                    **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                   ***Certain US Government and Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
                  ****Financial Futures Contracts sold as of December 31, 1995 were as follows:

                      Number of                              Expiration          Value
                      Contracts          Issue                  Date           (Note 1a)

                           10         Eurodollar             June 1996         $9,493,000

                      Total Financial Futures Contracts Sold
                      (Total Contract Price--$9,487,919)                       $9,493,000
                                                                               ==========


                   (1)Security represents collateral in connection with Reverse
                      Repurchase Agreements (Note 5).
                   (2)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
                   (3)Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
                   (4)Represents the approximate yield to maturity.
                   (5)AMBAC Insured.
                   (6)FGIC Insured.
                   (7)Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
                   (8)Collateralized Mortgage Obligation (CMO).
                   (9)Security represents collateral in connection with financial futures contracts.
                    ++Rating of issue is by Fitch Investors Service.
                  ++++Rating of issue is by Duff & Phelps.
                ++++++Restricted security. The value of the Fund's investments in restricted securities was approximately $21,369,000, representing
                      17.9% of net assets.
                   +++Not Rated.
                      Ratings of issues shown have not been audited by Ernst & Young LLP.

                                                  Acquisition                     Value
                      Issue                           Date          Cost        (Note 1a)

                      Debartolo Corp., A2, 7.48%
                      due 5/01/2004                 2/27/1995    $ 4,945,312    $ 5,287,500

                      Kidder Peabody Acceptance
                      Corp., REMIC, 93-M2-A,
                      6.05% due 8/01/2003           4/11/1995      4,650,000      4,953,125

                      Vornado Finance Corp.,
                      CMO, 6.36% due 12/01/2000    12/22/1994      9,980,621     11,128,359

                      Total Restricted Securities                $19,575,933    $21,368,984
                                                                 ===========    ===========



                      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of December 31, 1995
Assets:             Investments, at value (identified cost--$171,889,805) (Note 1a)                         $178,626,358
                    Cash                                                                                         100,399
                    Receivables:
                      Interest                                                             $  1,133,763
                      Principal paydowns                                                          6,995        1,140,758
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      20,570
                    Prepaid expenses and other assets                                                              9,681
                                                                                                            ------------
                    Total assets                                                                             179,897,766
                                                                                                            ------------


Liabilities:        Interest rate swaps, at value (Notes 1b & 3)                                                  57,000
                    Payables:
                      Reverse repurchase agreements (Note 5)                                 53,070,250
                      Securities purchased                                                    4,993,750
                      Interest expense (Note 5)                                               1,529,518
                      Dividends to shareholders (Note 1f)                                       558,268
                      Capital shares repurchased                                                166,560
                      Investment adviser (Note 2)                                                57,662
                      Variation margin (Note 1b)                                                  4,331       60,380,339
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       131,932
                                                                                                            ------------
                    Total liabilities                                                                         60,569,271
                                                                                                            ------------


Net Assets:         Net assets                                                                              $119,328,495
                                                                                                            ============


Capital:            Capital stock, $0.10 par value, 200,000,000 shares authorized                           $  1,213,803
                    Paid-in capital in excess of par                                                         115,845,451
                    Undistributed investment income--net                                                       1,959,443
                    Accumulated realized capital losses on investments--net (Note 6)                          (6,364,674)
                    Unrealized appreciation on investments--net                                                6,674,472
                                                                                                            ------------
                    Net assets--Equivalent to $9.83 per share based on 12,138,027
                    shares outstanding (market price--$8.75)                                                $119,328,495
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 11,894,155
(Note 1d):


Expenses:           Interest expense (Note 5)                                              $  3,496,916
                    Investment advisory fees (Note 2)                                           638,898
                    Accounting services (Note 2)                                                108,115
                    Professional fees                                                            81,968
                    Printing and shareholder reports                                             74,698
                    Transfer agent fees                                                          35,329
                    Trustees' fees and expenses                                                  25,454
                    Custodian fees                                                               16,986
                    Amortization of organization expenses (Note 1e)                              10,787
                    Other                                                                        39,158
                                                                                           ------------
                    Total expenses                                                                             4,528,309
                                                                                                            ------------
                    Investment income--net                                                                     7,365,846
                                                                                                            ------------


Realized & Unreal-  Realized gain on investments--net                                                            402,360
ized Gain on        Change in unrealized appreciation/depreciation on investments--net                        14,796,756
Investments                                                                                                 ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 22,564,962
                                                                                                            ============



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   December 31,
                    Increase (Decrease) in Net Assets:                                        1995             1994
Operations:         Investment income--net                                                 $  7,365,846     $  8,361,701
                    Realized gain (loss) on investments--net                                    402,360       (6,764,900)
                    Change in unrealized appreciation/depreciation on invest-
                    ments--net                                                               14,796,756      (13,768,093)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          22,564,962      (12,171,292)
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                   (6,821,103)      (8,356,840)
Distributions to    Realized gain on investments--net                                                --          (12,209)
Shareholders                                                                               ------------     ------------
(Note 1f):
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (6,821,103)      (8,369,049)
                                                                                           ------------     ------------


Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                             (6,293,869)      (4,631,449)
(Note 4):                                                                                  ------------     ------------



Net Assets:         Total increase (decrease) in net assets                                   9,449,990      (25,171,790)
                    Beginning of year                                                       109,878,505      135,050,295
                                                                                           ------------     ------------
                    End of year*                                                           $119,328,495     $109,878,505
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  1,959,443     $  1,381,619
                                                                                           ============     ============



STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 1995
Cash Provided by    Net increase in net assets resulting from operations                                    $ 22,564,962
Operating           Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Increase in receivables                                                                    (19,711)
                      Decrease in other assets                                                                     8,173
                      Increase in other liabilities                                                            1,030,792
                      Realized and unrealized gain on investments--net                                       (15,199,116)
                      Amortization of premium and discount                                                      (312,146)
                                                                                                            ------------
                    Net cash provided by operating activities                                                  8,072,954
                                                                                                            ------------

Cash Provided by    Proceeds from principal payments and sales of long-term securities                        58,100,756
Investing           Purchases of long-term securities                                                        (51,017,136)
Activities:         Purchases of short-term investments.                                                    (134,037,699)
                    Proceeds from sales and maturities of short-term investments                             134,254,738
                                                                                                            ------------
                    Net cash provided by investing activities                                                  7,300,659
                                                                                                            ------------


Cash Used for       Repayments of borrowings--net                                                             (2,124,875)
Financing           Dividends paid to shareholders                                                            (6,934,008)
Activities:         Cash payments on capital shares repurchased                                               (6,330,616)
                                                                                                            ------------
                    Net cash used for financing activities                                                   (15,389,499)
                                                                                                            ------------


Cash:               Net decrease in cash                                                                         (15,886)
                    Cash at beginning of year                                                                    116,285
                                                                                                            ------------
                    Cash at end of year                                                                     $    100,399
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $  2,508,921
Information:                                                                                                ============



                    See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in                                                   Nov. 27,
                    the financial statements.                                      For the Year Ended          1992++ to
                                                                                      December 31,              Dec. 31,
                    Increase (Decrease) in Net Asset Value:                   1995        1994         1993       1992
Per Share           Net asset value, beginning of period                   $   8.51    $  10.00     $   9.64    $   9.50
Operating                                                                  --------    --------     --------    --------
Performance:        Investment income--net                                      .60         .64          .69         .04
                    Realized and unrealized gain (loss) on
                    investments--net                                           1.27       (1.50)         .36         .12
                                                                           --------    --------     --------    --------
                    Total from investment operations                           1.87        (.86)        1.05         .16
                                                                           --------    --------     --------    --------
                    Less dividends and distributions:
                      Investment income--net                                   (.55)       (.63)        (.63)         --
                      Realized gain on investments--net                          --          --++++     (.06)         --
                                                                           --------    --------     --------    --------
                    Total dividends and distributions                          (.55)       (.63)        (.69)         --
                                                                           --------    --------     --------    --------
                    Capital charge resulting from issuance
                    of Common Stock                                              --          --           --        (.02)
                                                                           --------    --------     --------    --------
                    Net asset value, end of period                         $   9.83    $   8.51     $  10.00    $   9.64
                                                                           ========    ========     ========    ========
                    Market price per share, end of period                  $   8.75    $  7.375     $   9.25    $  10.00
                                                                           ========    ========     ========    ========

Total Investment    Based on market price per share                          26.77%     (13.91%)       (.64%)       .00%+++
Return:**                                                                  ========    ========     ========    ========
                    Based on net asset value per share                       23.42%      (8.11%)      11.43%       1.47%+++
                                                                           ========    ========     ========    ========


Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         interest expense.                                          .89%        .90%         .85%       1.10%*
                                                                           ========    ========     ========    ========
                    Expenses, net of interest expense                          .89%        .90%         .95%       1.85%*
                                                                           ========    ========     ========    ========
                    Expenses                                                  3.90%       3.05%        2.46%       1.90%*
                                                                           ========    ========     ========    ========
                    Investment income--net                                    6.34%       6.79%        6.84%       4.46%*
                                                                           ========    ========     ========    ========


Supplemental        Net assets, end of period (in thousands)               $119,328    $109,879     $135,050    $130,259
Data:                                                                      ========    ========     ========    ========
                    Portfolio turnover                                       32.78%     109.96%      129.32%      27.94%
                                                                           ========    ========     ========    ========



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.
                ++++Amount is less than $.01 per share.



                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Income Opportunities Fund 2000, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service, approved by the Fund's Board of Directors. Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

NOTES TO FINANCIAL STATEMENTS (concluded)



(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $33,081 have been reclassified from paid-in capital in excess of par to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets from December 1, 1994 to December 1, 1997, and 0.30% of average weekly net assets from December 1, 1997 through termination of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $56,010,886 and $58,087,444, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:

                                     Realized     Unrealized
                                      Gains     Gains (Losses)

Long-term investments                $402,360     $6,736,557
Short-term investments                     --             (4)
Interest rate swaps                        --        (57,000)
Financial futures contracts                --         (5,081)
                                     --------     ----------
Total                                $402,360     $6,674,472
                                     ========     ==========



The Fund has entered into the following interest rate swaps as of December 31, 1995:



Notional      Interest Received         Interest Paid         Expiration
Amount      Current Rate   Type    Current Rate     Type         Date

$10,000,000    5.226%     Fixed      5.8731%      Variable*    3-5 years

[FN]
*3-Month LIBOR.



As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $6,736,553, of which $7,801,041 related to appreciated securities and $1,064,488 related to depreciated securities. The aggregate cost of investments at December 31, 1995 for Federal income tax purposes was $171,889,805.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. At December 31, 1995, total paid-in capital amounted to $117,059,254.

During the year, the Fund repurchased 775,100 shares of capital stock, at an average market price of $8.12, all of which have been retired.

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of December 31, 1995, the Fund had entered into reverse repurchase agreements in the amount of $53,070,250. For the year ended December 31, 1995, the maximum amount of reverse repurchase agreements outstanding was $62,399,000, the average amount outstanding was $56,354,785, and the daily weighted average interest rate was 6.21%.

6. Capital Loss Carryforward:
At December 31, 1995, the Fund had a net capital loss carryforward of approximately $6,361,000, of which $6,156,000 expires in 2002, and $205,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On February 9, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.045833 per share, payable on February 29, 1996 to shareholders of record as of February 20, 1996.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Income Opportunities Fund 2000, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Income Opportunities Fund 2000, Inc., including the schedule of investments, as of December 31, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Income Opportunities Fund 2000, Inc. at December 31, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


(Ernst & Young LLP)
Princeton, New Jersey
February 6, 1996
</AUDIT-REPORT>




PER SHARE INFORMATION (unaudited)


Per Share
Selected Quarterly
Financial Data*
                                                                    Net       Realized     Unrealized   Dividends/Distributions
                                                                 Investment    Gains         Gains     Net Investment  Capital
For the Quarter                                                    Income     (Losses)      (Losses)        Income      Gains
January 1, 1994 to March 31, 1994                                  $.17           --        $(.60)          $.11          --
April 1, 1994 to June 30, 1994                                      .14         $(.44)       (.10)           .17          --
July 1, 1994 to September 30, 1994                                  .17          (.01)       (.11)           .15          --
October 1, 1994 to December 31, 1994                                .16          (.04)       (.20)           .20          --++
January 1, 1995 to March 31, 1995                                   .15          (.02)        .43            .09          --
April 1, 1995 to June 30, 1995                                      .15           .01         .55            .14          --
July 1, 1995 to September 30, 1995                                  .15           .01         .03            .14          --
October 1, 1995 to December 31, 1995                                .15           .05         .21            .18          --

                                                                       Net Asset Value          Market Price**
For the Quarter                                                      High           Low       High        Low         Volume***
January 1, 1994 to March 31, 1994                                   $10.18         $9.44     $9.375       $8.375       1,332
April 1, 1994 to June 30, 1994                                        9.33          8.89      8.625        8.00        1,222
July 1, 1994 to September 30, 1994                                    9.09          8.78      8.375        7.75        1,519
October 1, 1994 to December 31, 1994                                  8.81          8.51      7.75         7.125       1,724
January 1, 1995 to March 31, 1995                                     9.01          8.49      7.75         7.375       1,079
April 1, 1995 to June 30, 1995                                        9.65          9.05      8.50         7.625       1,481
July 1, 1995 to September 30, 1995                                    9.69          9.46      8.50         8.00        1,362
October 1, 1995 to December 31, 1995                                  9.84          9.67      8.75         8.25        1,265

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.
 ++Amount is less than $.01 per share.